UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 14, 2025
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On September 14, 2025, California Resources Corporation, a Delaware corporation (“Parent” or “CRC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, Berry Corporation (bry), a Delaware corporation (the “Company” or “Berry”) and Dornoch Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly-owned subsidiary of Parent (the “Surviving Corporation”).
On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned by Parent, the Company, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent or the Company, in each case, not held on behalf of third parties (such shares, the “Excluded Shares”)) will be automatically converted into, and become exchangeable for, 0.0718 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”); (ii) each Excluded Share will be automatically cancelled and cease to exist without payment of any consideration therefor; and (iii) each equity interest of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation. The issuance of Parent Common Stock in respect of the Merger will be registered under a registration statement on Form S-4 that will be filed by Parent, which will include a proxy statement of the Company and a prospectus of Parent (the “Registration Statement”).
At the Effective Time, any vesting conditions applicable to each outstanding Company restricted stock unit that is not subject to performance-based vesting conditions (a “Company RSU”) under the Stock Plans (as defined in the Merger Agreement) that will accelerate at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company RSU, a “Single Trigger Company RSU”) will automatically accelerate in full, and each Single Trigger Company RSU will automatically be cancelled and will only entitle the holder thereof to receive (without interest) an amount in cash equal to (1)(x) the number of shares of Company Common Stock subject to such Single Trigger Company RSU immediately prior to the Effective Time multiplied by (y) the Equity Award Cash-Out Price (as defined in the Merger Agreement), plus (2) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company RSU, less (3) applicable taxes required to be withheld with respect to such payment.
At the Effective Time, each Company RSU under the Stock Plans that is not a Single Trigger Company RSU, whether vested or unvested, will automatically cease to represent a restricted stock unit denominated in shares of Company Common Stock and will be converted into a restricted stock unit denominated in shares of Parent Common Stock (a “Parent RSU”). The number of shares of Parent Common Stock subject to each such Parent RSU will be equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (y) the Exchange Ratio.
At the Effective Time, any vesting conditions applicable to each outstanding performance-based restricted stock unit (a “Company PSU”) under the Stock Plans that will accelerate at the Effective Time in accordance with its terms as in effect as of the date of the Merger Agreement (each such Company PSU, a “Single Trigger Company PSU”), whether vested or unvested, will automatically accelerate, and each Single Trigger Company PSU will automatically be cancelled and will only entitle the holder thereof to receive (without interest), an amount in cash equal to (1)(x) the number of shares of Company Common Stock subject to such Single Trigger Company PSU immediately prior to the Effective Time based on target performance or, solely to the extent required by the terms of the applicable award agreement, the greater of target performance and actual performance as of immediately prior to the Effective Time as reasonably determined by the Company Compensation Committee (as defined in the Merger Agreement) after good faith consultation with Parent multiplied by (y) the Equity Award Cash-Out Price, plus (2) all unpaid dividend equivalents, if any, as of the Effective Time with respect to such Single Trigger Company PSU (in respect of a number of shares of Company Common Stock based on target performance or, solely to the extent required by the terms of the applicable award agreement, the greater of target performance and actual performance through the Effective Time as reasonably determined by the Company Compensation Committee), less (3) applicable taxes required to be withheld with respect to such payment.

At the Effective Time, each Company PSU under the Stock Plans that is not a Single Trigger Company PSU (each, a “Non-Single Trigger Company PSU”), whether vested or unvested, will automatically cease to represent a performance stock unit denominated in shares of Company Common Stock and will be converted into a Parent RSU. The number of shares of Parent Common Stock subject to each such Parent RSU will be equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such Non-Single Trigger Company PSU immediately prior to the Effective Time, based on the greater of target performance and actual performance through the Effective Time as reasonably determined by the Company Compensation Committee in consultation with Parent, multiplied by (y) the Exchange Ratio.
The Merger Agreement contains customary representations, warranties and pre-closing covenants made by Parent, the Company and Merger Sub, including the covenants by each of Parent and the Company to conduct its respective business in the ordinary course, and to refrain from taking certain specified actions, in each case, without the consent of the other party. Parent has conditionally bound a buy-side representations and warranties insurance policy. The representations and warranties insurance policy will be subject to certain customary retention amounts, exclusions and deductibles.
Consummation of the Merger is subject to customary conditions, including, among others: the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the matter (the “Requisite Company Vote”); expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and receipt of the FERC Approval (as defined in the Merger Agreement); effectiveness of the Registration Statement; approval of the listing on the New York Stock Exchange of the shares of Parent Common Stock issuable to the holders of shares of Company Common Stock with respect to the Merger, subject to an official notice of issuance; and the absence of any law or order that prohibits the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality qualifiers), the other party having performed in all material respects its obligations under the Merger Agreement and the absence of any event or development that would constitute a Company Material Adverse Effect or Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable, since the date of the Merger Agreement, and solely with respect to the Company’s obligation, the receipt of a tax opinion to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
In addition, Parent and the Company are each required to use their respective reasonable best efforts to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by the Merger Agreement, including to obtain applicable approvals or clearances of the Merger under the HSR Act and Section 203 of the U.S. Federal Power Act (the “FPA”), except that the Merger Agreement does not require Parent to offer, propose, negotiate, commit to, take or effect any action that would constitute a Burdensome Condition (as defined in the Merger Agreement) for the purpose of avoiding any impediment under the Antitrust Laws (as defined in the Merger Agreement) or the FPA. Consummation of the transaction is not subject to any financing condition.
The Merger Agreement provides certain termination rights for each of Parent and the Company, including: (i) upon mutual written consent of Parent and the Company; (ii) by either party: (A) if any law or governmental order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable, (B) if the Merger is not consummated on or before March 14, 2026 (the “Outside Date”) (subject to up to two three-month extensions by either party upon written notice in certain circumstances), or (C) if the Requisite Company Vote has not been obtained at the Company Stockholders Meeting (as defined in the Merger Agreement); (iii) by Parent if: (A) the Company’s board of directors (the “Company Board”) makes a Change of Recommendation (as defined in the Merger Agreement) prior to obtaining the Requisite Company Vote, (B) prior to the Effective Time, (1) the Company fails to perform its covenants or agreements under the Merger Agreement, or (2) the Company breaches its representations or warranties or any representation or warranty of the Company becomes untrue, and in the case of each of the foregoing clauses (1) and (2), such that the corresponding closing conditions in the Merger Agreement would not be satisfied and such breach or failure to perform or to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 30 days following written notice thereof by Parent or three business days prior to the Outside Date, or (C) prior to the Effective Time, there has occurred a Company Material Adverse Effect (as defined in the Merger Agreement) such that the corresponding closing condition in the Merger Agreement would not be satisfied and that is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 75 days following written notice thereof by Parent or three business days prior to the Outside Date; and (iv) by the Company if: (A) the Company Board terminates the Merger Agreement under specified circumstances to accept an unsolicited Superior Proposal (as defined in the Merger Agreement) from a third party, (B) prior to the Effective Time, (1) Parent or Merger Sub fails to perform its covenants or agreements under the Merger Agreement, or (2) Parent or Merger Sub breaches its representations or warranties or any representation or warranty of Parent or Merger Sub becomes untrue, and in the case of each of the foregoing clauses (1) and (2), such that the corresponding closing conditions in the Merger Agreement would not be satisfied and such breach or failure to perform or to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 30 days following written notice thereof by the Company or three business days prior to the Outside Date, or (C) prior to the Effective Time, there has occurred a Parent Material Adverse Effect (as defined in the Merger Agreement) such that the corresponding closing condition in the Merger Agreement would not be satisfied and that is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of 75 days following written notice thereof by the Company or three business days prior to the Outside Date.
The Merger Agreement provides that the Company will be required to pay Parent a termination fee of $12,044,370.00 if the Merger Agreement is terminated under specified circumstances in which: (i) the Company Board makes a Change of Recommendation (as defined in the Merger Agreement); (ii) the Company Board terminates the Merger Agreement under specified circumstances to accept an unsolicited Superior Proposal (as defined in the Merger Agreement) from a third party; or (iii) the Merger Agreement is terminated under specified circumstances and, within nine months following such termination, the Company enters into a definitive agreement with a third party with respect to an Acquisition Proposal (as defined in the Merger Agreement, with references to 20% deemed to be references to 50% for purposes of this clause (iii)).
Additionally, in the event the Merger Agreement is terminated by the Company or Parent (i) for failure to obtain the Requisite Company Vote, the Company will be required to pay Parent the reasonable, documented, out-of-pocket costs and expenses incurred by or on behalf of Parent and its subsidiaries in connection with or related to the Merger Agreement and the transactions, and (ii) under other certain specified circumstances, Parent will be required to pay the Company the reasonable, documented, out-of-pocket costs and expenses incurred by or on behalf of the Company in connection with or related to the Merger Agreement and the transactions, in the case of each of the foregoing clauses (i) and (ii), the amount of such reimbursement not to exceed $5,000,000.00.
The Merger Agreement provides that in no event will the termination of the Merger Agreement relieve any party of any liability or damages to any other party resulting from fraud or any Willful Breach (as defined in the Merger Agreement) of the Merger Agreement that occurs prior to such termination (which liability or damages the parties acknowledge and agree will not be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the transactions contemplated by the Merger Agreement, and may also include Benefit of the Bargain Damages (as defined in the Merger Agreement), in addition to any other rights or remedies available at law or equity, except that the Company’s recovery in such circumstance is subject to a specified liability cap other than in the case of fraud).
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is being filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 14, 2025, by and among California Resources Corporation, Berry Corporation (bry) and Dornoch Merger Sub, LLC.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*    This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Information set forth in this communication, including financial estimates and statements as to the effects of the transaction, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the transaction, future financial position and operating results of CRC and Berry, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and Berry and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. The expectations and forecasts reflected in these forward-looking statements are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC’s and Berry’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC’s and/or Berry’s actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the transaction could have adverse effects on the market price of CRC’s common stock or Berry’s common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of each of CRC and Berry or its respective business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on CRC or Berry or the transaction, (viii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, (ix) the risk that stockholders of Berry may not approve the transaction, (x) risks related to disruption of management time from ongoing business operations due to the transaction, (xi) effects of the announcement, pendency or completion of the transaction on the ability of CRC and Berry to retain customers and retain and hire key personnel and maintain relationships with their respective suppliers and customers, (xii) the risk that all necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (xiii) risks that any of the other closing conditions to the transaction may not be satisfied in a timely manner, (xiv) those expressed in CRC’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other SEC filings available at www.crc.com and (xv) those expressed in Berry’s other forward-looking statements including those factors discussed in Part I, Item 1A – Risk Factors in Berry’s Annual Report on Form 10-K and its other SEC filings available at https://ir.bry.com/. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CRC’s Registration Statement on Form S-4 that will contain a proxy statement/prospectus discussed below, when it becomes available, and other documents filed by Berry or CRC from time to time with the SEC.
CRC and Berry each cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and each of CRC and Berry is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-

party sources. This data may involve a number of assumptions and limitations, and each of CRC and Berry has not independently verified them and do not warrant the accuracy or completeness of such third-party information.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the transaction, CRC will file with the SEC the Registration Statement, which will include a proxy statement of Berry that also constitutes a prospectus of CRC, and any other documents in connection with the transaction. The definitive proxy statement/prospectus will be sent to the holders of common stock of Berry. Investors and stockholders of CRC and Berry are urged to read the proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the transaction when they become available, as they will contain important information about CRC, Berry, the transaction and related matters. The Registration Statement and proxy statement/prospectus and other documents filed by CRC or Berry with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by CRC, including the Registration Statement and the proxy statement/prospectus, on CRC’s website at https://www.crc.com/investor-relations, and may obtain free copies of documents that are filed or will be filed with the SEC by Berry, including the proxy statement/prospectus, on Berry’s website at https://ir.bry.com/reports-resources. The information included on, or accessible through, CRC’s or Berry’s website is not incorporated by reference into this communication.
NO OFFER OR SOLICITATION
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION OF PROXIES
CRC and certain of its directors, executive officers and other employees, and Berry and its directors and certain of Berry’s executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Berry’s stockholders in connection with the transaction. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the transaction when it is filed with the SEC. Information regarding CRC’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of CRC’s definitive proxy statement for CRC’s 2025 Annual Meeting of Stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of CRC’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in CRC’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on CRC’s website at https://www.crc.com/our-business/our-team. Information regarding Berry’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of Berry’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Berry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025; in Item 5.07 of Berry’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in Berry’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on Berry’s website at https://bry.com/about/management/. Additional information regarding ownership of Berry’s securities by its directors and executive officers and of CRC’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

DATED: September 17, 2025